PROMISSORY NOTE - Fixed or Variable Rate -         DATE OF NOTE:  2-7-2000
  Commercial                                       NOTE NUMBER: 1


DEBTOR(S) NAME AND       TULSAT CORPORATION      MATURITY DATE:  2-7-2000
  ADDRESS:               1605 E. Iola         PRINCIPAL AMOUNT:  $1,500,000
                         Broken Arrow, OK
                         74012
INTEREST RATE:           1/2% below Chase Manhattan Bank Prime
INITIAL RATE:            8.25%
INTEREST PAYABLE         Monthly
INTEREST RATE:           1/2% below Chase Manhattan Bank Prime
COLLATERAL CATEGORIES    Accounts, Inventory, Equipment
                         Subordinate to BOK Note.
SOCIAL SECURTY/TIN
  NUMBER                 73-1251975

PAYMENT TERMS            Accrued interest due and payable
                         monthly beginning 3-7-2000.
                         Outstanding balance may be less than
                         principal amount depending on amount
                         borrowed.  May be paid prior to BOK
                         note; but subject to limitations.

FOR VALUE RECEIVED, the undersigned Debtor(s), jointly and severally if more than one, agree to the terms of this Note and promise to pay to the order of Lender named below at its place of business as indicated herein or at such other place as may be designated in writing by holder, the Principal Amount of this Note together with interest until maturity at the per annum interest rate or rates stated above. If the writing above indicates that the per annum interest rate is to vary with changes made from time to time in the base or prime rate of Lender or other financial institution, each change in the rate will become effective without notice to Debtor on the same day such base or prime rate is changed, unless a different effective date is specified above. The base or prime rate set forth above is determined by the named Financial Institution in its sole discretion primarily on a basis of its cost of funds, is not necessarily the lowest or highest rate the named Financial Institution is charging its customers, and is not necessarily a published rate. In the event the named Financial Institution fixing the base or prime rate ceases to exist or ceases to announce such a rate, lender may specify a new Financial Institution to fix such rate, in its sole discretion. Interest on this
Note is calculated on the actual number of days elapsed on a basis of a 360 day year unless otherwise indicated herein. For purposes of computing interest and determining the date principal and interest payments are received, all payments made under this Note will not be deemed to have been made until such payments are received in collected funds.

PAYMENTS NOT MADE WHEN DUE. Any principal and/or interest amount not paid when due shall bear interest at a rate six percent (6%) per annum greater than the per annum interest rate prevailing on this Note at the time the unpaid amount became due, but in no event at a rate less than fifteen percent (15%) per annum. In addition or in the alternative to the interest rate provided for in this paragraph Lender may assess a charge of ten dollars ($10.00) times the number of days late to cover cost of past due notices and other expenses. In no event shall the interest rate and related charges either before or after maturity be greater than permitted by law.

ALL PARTIES PRINCIPALS. All parties liable for payment hereunder shall each be regarded as a principal and each party agrees that any party hereto with approval of holder and without notice to other parties may form time to time renew this Note or consent to one or more extensions or deferrals of Maturity Date for any term or terms, and all parties shall be liable in same manner as on original note. All parties liable for payment hereunder waive presentment, notice of dishonor and protest and consent to partial payments, substitutions or release of collateral and to addition or release of any party or guarantor.

ADVANCES AND PAYMENTS. It is agreed that the sum of all advances under this Note may exceed the Principal Amount as shown above, but the unpaid balance shall never exceed said Principal Amount. Advances and payments on Note shall be recorded on a schedule attached hereto or on the records of the Lender. Debtor appoints the Lender as Debtor's attorney in fact, irrevocably, to record advances and payments on the attached schedule or in the Lender's records. Records shall be prima facie evidence of such advances, payments and unpaid principal balance provided, however, that the failure to make notation on the attached schedule or Lender's records with respect to ay advance or payment shall not limit the obligation of the Debtor hereunder. Subsequent advances and the procedures described herein shall not be construed or interpreted as granting a continuing line of credit for Principal Amount. Lender reserves the right to apply any payment by Debtor, or for account of Debtor, toward this Note or any other obligation of Debtor to Lender.

COLLATERAL. This Note and all other obligations of Debtor to Lender, and all renewals or extensions thereof, are secured by all collateral securing this Note and by all other security interests heretofore or hereafter granted to Lender as more specifically descried in Security Agreements and other securing documentation.

ACCELERATION. At option of holder, the unpaid balance of this Note and all other obligations of Debtor to holder, whether direct or indirect, absolute or contingent, now existing or hereafter arising, shall become immediately due and payable without notice or demand upon the occurrence of existence of any of the following events or conditions: (a) Any payment required by this Note or by any other note or obligation of Debtor to holder or to others is not made when due or the occurrence or existence of any event which results in acceleration of the maturity of any obligation of Debtor to holder or to others under any promissory note, agreement or undertaking;
(b) Debtor defaults in performance of any covenant, obligation, warranty or provision contained in any loan agreement or in any instrument or document securing or relating to this Note or any other note or obligation of Debtor to holder or to others; (c) Any warranty, representation, financial information or statement made or furnished to Lender by or in behalf of Debtor proves to have been false in any material respect when made or furnished; (d) The making of any levy against or seizure, garnishment or attachment of any collateral; (e) Any time Lender in good faith determines prospect of payment of this Note is impaired; (f) When in the judgment of Lender the collateral, if any, becomes unsatisfactory or insufficient either in character or value and upon request, Debtor fails to provide additional collateral as required by Lender; (g) Loss, theft, substantial damage or destruction of collateral, if any; (h) Death, dissolution, change in senior management, or termination of existence of any Debtor; or
(i) Appointment of a receiver over any part of the property of any Debtor, the assignment of property by any Debtor for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any party liable, directly or indirectly hereunder.

WAIVERS. No waiver by holder of any payment or other right under this Note or any related agreement or documentation shall operate as a waiver of any other payment or right.

GOVERNING LAW. This Note and the obligations evidenced hereby are made, entered into, to be construed and governed by the laws of the state indicated in the address of Lender shown below. Debtor(s) consent to the jurisdiction and venue of any Court sitting in the State indicted in the address of Lender.

COLLECTION COSTS. All parties liable for payment hereunder agree to pay reasonable costs of collection, including an attorney's fee of a minimum of fifteen percent (15%) of all sums due upon default.

RIGHT OF OFFSET. Any indebtedness due from holder hereof to Debtor or any party hereto including, but without limitation, any deposits or credit balances due from holder, is pledged to secure payment of this Note and any other obligation to holder of Debtor or any party hereto, and may at any time while the whole or any part of such obligation remains unpaid, either before or after Maturity hereof, be appropriated, held or applied toward the payment of this Note or any other obligation to holder of Debtor or any party hereto.

PURPOSE. Debtor affirms that the proceeds of this Note are to be used for a business or agricultural purpose and not for a personal, family or household purpose.

ENTIRE AGREEMENT. All parties acknowledge that this Note and related documents contain the complete and entire agreement between Debtor and Lender and no variation, modification, changes or amendments to this Note or related documents shall be binding unless in writing and signed by all parties. No legal relationship is created by the execution of this Note and related documents except that of debtor and creditor or as stated in writing.

LENDER NAME AND                   DEBTORS
  ADDRESS:                        SIGNATURE(S)
Ken Chymiak Revocable Trust       TULSAT CORPORATION
Dated March 4, 1992                              /S/ David E. Chymiak
          &                       President      David E. Chymiak
Susan C. Chymiak Revocable                       /S/ Kenneth A. Chymiak
Trust Dated March 4, 1992         Secretary      Kenneth A. Chymiak

PROMISSORY NOTE - Fixed or Variable Rate -         DATE OF NOTE:  2-7-2000
  Commercial                                       NOTE NUMBER: 2


DEBTOR(S) NAME AND       TULSAT CORPORATION      MATURITY DATE:  2-7-2000
  ADDRESS:               1605 E. Iola         PRINCIPAL AMOUNT:  $1,500,000
                         Broken Arrow, OK
                         74012
INTEREST RATE:           1/2% below Chase Manhattan Bank Prime
INITIAL RATE:            8.25%
INTEREST PAYABLE         Monthly
INTEREST RATE:           1/2% below Chase Manhattan Bank Prime
COLLATERAL CATEGORIES    Accounts, Inventory, Equipment
                         Subordinate to BOK Note.
SOCIAL SECURTY/TIN
  NUMBER                 73-1251975

PAYMENT TERMS            Accrued interest due and payable
                         monthly beginning 3-7-2000.
                         Outstanding balance may be less than
                         principal amount depending on amount
                         borrowed.  May be paid prior to BOK
                         note; but subject to limitations.

FOR VALUE RECEIVED, the undersigned Debtor(s), jointly and severally if more than one, agree to the terms of this Note and promise to pay to the order of Lender named below at its place of business as indicated herein or at such other place as may be designated in writing by holder, the Principal Amount of this Note together with interest until maturity at the per annum interest rate or rates stated above. If the writing above indicates that the per annum interest rate is to vary with changes made from time to time in the base or prime rate of Lender or other financial institution, each change in the rate will become effective without notice to Debtor on the same day such base or prime rate is changed, unless a different effective date is specified above. The base or prime rate set forth above is determined by the named Financial Institution in its sole discretion primarily on a basis of its cost of funds, is not necessarily the lowest or highest rate the named Financial Institution is charging its customers, and is not necessarily a published rate. In the event the named Financial Institution fixing the base or prime rate ceases to exist or ceases to announce such a rate, lender may specify a new Financial Institution to fix such rate, in its sole discretion. Interest on this
Note is calculated on the actual number of days elapsed on a basis of a 360 day year unless otherwise indicated herein. For purposes of computing interest and determining the date principal and interest payments are received, all payments made under this Note will not be deemed to have been made until such payments are received in collected funds.

PAYMENTS NOT MADE WHEN DUE. Any principal and/or interest amount not paid when due shall bear interest at a rate six percent (6%) per annum greater than the per annum interest rate prevailing on this Note at the time the unpaid amount became due, but in no event at a rate less than fifteen percent (15%) per annum. In addition or in the alternative to the interest rate provided for in this paragraph Lender may assess a charge of ten dollars ($10.00) times the number of days late to cover cost of past due notices and other expenses. In no event shall the interest rate and related charges either before or after maturity be greater than permitted by law.

ALL PARTIES PRINCIPALS. All parties liable for payment hereunder shall each be regarded as a principal and each party agrees that any party hereto with approval of holder and without notice to other parties may form time to time renew this Note or consent to one or more extensions or deferrals of Maturity Date for any term or terms, and all parties shall be liable in same manner as on original note. All parties liable for payment hereunder waive presentment, notice of dishonor and protest and consent to partial payments, substitutions or release of collateral and to addition or release of any party or guarantor.

ADVANCES AND PAYMENTS. It is agreed that the sum of all advances under this Note may exceed the Principal Amount as shown above, but the unpaid balance shall never exceed said Principal Amount. Advances and payments on Note shall be recorded on a schedule attached hereto or on the records of the Lender. Debtor appoints the Lender as Debtor's attorney in fact, irrevocably, to record advances and payments on the attached schedule or in the Lender's records. Records shall be prima facie evidence of such advances, payments and unpaid principal balance provided, however, that the failure to make notation on the attached schedule or Lender's records with respect to ay advance or payment shall not limit the obligation of the Debtor hereunder. Subsequent advances and the procedures described herein shall not be construed or interpreted as granting a continuing line of credit for Principal Amount. Lender reserves the right to apply any payment by Debtor, or for account of Debtor, toward this Note or any other obligation of Debtor to Lender.

COLLATERAL. This Note and all other obligations of Debtor to Lender, and all renewals or extensions thereof, are secured by all collateral securing this Note and by all other security interests heretofore or hereafter granted to Lender as more specifically descried in Security Agreements and other securing documentation.

ACCELERATION. At option of holder, the unpaid balance of this Note and all other obligations of Debtor to holder, whether direct or indirect, absolute or contingent, now existing or hereafter arising, shall become immediately due and payable without notice or demand upon the occurrence of existence of any of the following events or conditions: (a) Any payment required by this Note or by any other note or obligation of Debtor to holder or to others is not made when due or the occurrence or existence of any event which results in acceleration of the maturity of any obligation of Debtor to holder or to others under any promissory note, agreement or undertaking;
(b) Debtor defaults in performance of any covenant, obligation, warranty or provision contained in any loan agreement or in any instrument or document securing or relating to this Note or any other note or obligation of Debtor to holder or to others; (c) Any warranty, representation, financial information or statement made or furnished to Lender by or in behalf of Debtor proves to have been false in any material respect when made or furnished; (d) The making of any levy against or seizure, garnishment or attachment of any collateral; (e) Any time Lender in good faith determines prospect of payment of this Note is impaired; (f) When in the judgment of Lender the collateral, if any, becomes unsatisfactory or insufficient either in character or value and upon request, Debtor fails to provide additional collateral as required by Lender; (g) Loss, theft, substantial damage or destruction of collateral, if any; (h) Death, dissolution, change in senior management, or termination of existence of any Debtor; or
(i) Appointment of a receiver over any part of the property of any Debtor, the assignment of property by any Debtor for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any party liable, directly or indirectly hereunder.

WAIVERS. No waiver by holder of any payment or other right under this Note or any related agreement or documentation shall operate as a waiver of any other payment or right.

GOVERNING LAW. This Note and the obligations evidenced hereby are made, entered into, to be construed and governed by the laws of the state indicated in the address of Lender shown below. Debtor(s) consent to the jurisdiction and venue of any Court sitting in the State indicted in the address of Lender.

COLLECTION COSTS. All parties liable for payment hereunder agree to pay reasonable costs of collection, including an attorney's fee of a minimum of fifteen percent (15%) of all sums due upon default.

RIGHT OF OFFSET. Any indebtedness due from holder hereof to Debtor or any party hereto including, but without limitation, any deposits or credit balances due from holder, is pledged to secure payment of this Note and any other obligation to holder of Debtor or any party hereto, and may at any time while the whole or any part of such obligation remains unpaid, either before or after Maturity hereof, be appropriated, held or applied toward the payment of this Note or any other obligation to holder of Debtor or any party hereto.

PURPOSE. Debtor affirms that the proceeds of this Note are to be used for a business or agricultural purpose and not for a personal, family or household purpose.

ENTIRE AGREEMENT. All parties acknowledge that this Note and related documents contain the complete and entire agreement between Debtor and Lender and no variation, modification, changes or amendments to this Note or related documents shall be binding unless in writing and signed by all parties. No legal relationship is created by the execution of this Note and related documents except that of debtor and creditor or as stated in writing.

LENDER NAME AND                   DEBTORS
  ADDRESS:                        SIGNATURE(S)
David E. Chymiak                  TULSAT CORPORATION
4413 Kent Circle                                 /S/ David E. Chymiak
Broken Arrow, OK  74012           President      David E. Chymiak
                                                 /S/ Kenneth A. Chymiak
                                  Secretary      Kenneth A. Chymiak